UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2026

INMUNE BIO INC.
(Exact name of registrant as specified in charter)

Nevada	001-38793	47-5205835
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

225 NE Mizner Blvd., Suite 640, Boca Raton, Florida 33432

(Address of Principal Executive Offices) (Zip Code)

(561) 710-0512

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INMB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On October 27, 2026, INmune Bio Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with a single investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell to the Purchaser, in a registered direct offering (the “Registered Direct Offering”), 3,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an offering price of $1.50 per share. In a concurrent private placement (the “Private Placement” and, together with the Registered Direct Offering, the “Offering”), the Company also agreed to issue to the Purchaser unregistered warrants (the “Common Warrants”) to purchase up to 3,000,000 shares of Common Stock (the “Common Warrant Shares”). The Offering is expected to close on October 29, 2026 (the “Closing Date”), subject to the satisfaction of customary closing conditions. The Company expects to receive aggregate gross proceeds of $4.5 million from the Offering, before deducting placement agent fees and offering expenses and excluding the proceeds, if any, from the exercise of the Common Warrants sold in the Private Placement.

The Shares were offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-279036), declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on August 7, 2024, and a prospectus supplement filed with the SEC on October 28, 2026. A copy of the legal opinion and consent of Sichenzia Ross Ference Carmel LLP relating to the Shares is attached hereto as Exhibit 5.1.

The Common Warrants and the Common Warrant Shares were offered and sold pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Common Warrants have an exercise price of $1.65 per share, will be exercisable beginning on April 27, 2027 (the date that is six months after the date of issuance) (the “Initial Exercise Date”) and will expire on April 27, 2032 (five years from the Initial Exercise Date). If at the time of exercise there is no effective registration statement registering, or the prospectus contained therein is not available for, the resale of the Common Warrant Shares, the Common Warrants may be exercised on a cashless basis, and the Common Warrants will be automatically exercised on a cashless basis on the expiration date. The Purchaser may not exercise any portion of the Common Warrants to the extent that the Purchaser, together with its affiliates and attribution parties, would beneficially own more than 9.99% of the outstanding Common Stock immediately after exercise, which percentage may be increased or decreased by the Purchaser upon notice to the Company, provided that it may not exceed 19.99% and any increase will not be effective until the 61st day after such notice. The exercise price and number of Common Warrant Shares are subject to adjustment in the event of stock dividends, stock splits, reclassifications and similar events, and the Purchaser is entitled to participate in certain pro rata distributions and purchase rights, subject to the beneficial ownership limitation described above. In the event of certain fundamental transactions, holders of the Common Warrants may, at its option, require the Company or any successor entity to purchase the Common Warrants for an amount equal to the Black Scholes value of the unexercised portion thereof, subject to certain limitations.

The Company also agreed to file a registration statement on Form S-1 (or other available form) providing for the resale of the Common Warrant Shares (the “Resale Registration Statement”) as soon as practicable (and in any event within 30 calendar days of the Closing Date), to use commercially reasonable efforts to cause the Resale Registration Statement to become effective within 90 days following its filing date (or 120 days in the event of a review by the Securities and Exchange Commission (the “SEC”)), and to keep the Resale Registration Statement effective at all times until the Purchaser no longer owns any Common Warrants or Common Warrant Shares.

The Purchase Agreement contains customary representations, warranties and agreements of the Company and the Purchaser, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties and termination provisions.

Placement Agency Agreement

In connection with the Offering, on October 27, 2026, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with A.G.P./Alliance Global Partners (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the sole placement agent for the Offering on a “reasonable best efforts” basis. The Company agreed to pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds of the Offering, to reimburse the Placement Agent for accountable legal expenses of up to $100,000 and to pay non-accountable expenses of up to $25,000.

The Placement Agency Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification and contribution obligations and other provisions customary for transactions of this nature.

The foregoing descriptions of the Common Warrants, the Purchase Agreement and the Placement Agency Agreement are not complete and are qualified in their entirety by reference to the full text of the form of Common Warrant, the form of Purchase Agreement and the Placement Agency Agreement, copies of which are filed as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Common Warrants and the Common Warrant Shares is incorporated herein by reference. The Common Warrants and the Common Warrant Shares have not been registered under the Securities Act and are being issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, based in part on representations made by the Purchaser, including that it is an “accredited investor” as defined in Rule 501(a) of Regulation D or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Common Warrants and the Common Warrant Shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01 Regulation FD Disclosure

On October 28, 2026, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial statements and Exhibits

(d) Exhibits.

4.1	Form of Common Warrant
5.1	Opinion of Sichenzia Ross Ference Carmel LLP
10.1	Form of Securities Purchase Agreement, dated October 27, 2026, by and between the Company and the Purchaser
10.2	Placement Agency Agreement, dated October 27, 2026, by and between the Company and A.G.P./Alliance Global Partners
23.1	Consent of Sichenzia Ross Ference Carmel LLP (contained in Exhibit 5.1)
99.1	Press Release dated October 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMUNE BIO INC.

Date: October 29, 2026	By:	/s/ David Moss
	Name:	David Moss
	Title:	Chief Executive Officer

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